AZZ incorporated NYSE: AZZ Corporate Presentation November 2014

2 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as, “may,” “should,” “expects, “ “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand and responses to products and services offered by AZZ, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the political stability and economic conditions of the various markets that AZZ serves, both foreign and domestic, customer requested delays of shipments, acquisition opportunities, currency exchange rates, adequacy of financing, and availability of experienced management employees to implement AZZ’s growth strategy. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2014 and other filings with the SEC, available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward- looking statements, whether as a result of new information, future events, or otherwise. Forward Looking Statements

3 AZZ is a global provider of specialty electrical equipment and highly engineered services to the power generation, transmission, distribution and industrial markets as well as a leading provider of hot dip galvanizing services to the North American steel fabrication market Our Vision: To be the innovative solutions leader in protecting metal and electrical systems used to build the world's infrastructure in order to provide superior earnings and returns for shareholders Corporate Overview and Vision

4 Total Company: Sales by Segment 59% 41% Actual FY2013 $571 million 45% 55% Actual FY2014 $751 million 41% 59% Projected FY2015 $850 - $900 million Energy Galvanizing Services

5 49% 19% 32% Actual FY2014 $751 million Total Company: Sales by Market Segment 47% 21% 32% Actual FY2013 $571 million Transmission & Distribution Industrial - General Industry, Oil & Gas, Mining Power Generation

Served Markets Oil & Gas Renewable Transmission & Distribution Nuclear Refining / Petrochem Power Generation Combined Cycle Our products help power up the world from any generation source and our services ensure the safety of lives and equipment. Industrial & OEM 6

Customers & Partners 7

8 Leading Market Positions Diversified Portfolio of Businesses Strong Long Term Growth Drivers Strong Historical Financial Performance New Leadership Instilling New Culture Key Investment Considerations

9 Galvanizing Leading Market Positions Industrial Solutions Nuclear Solutions Electrical Solutions • Largest galvanizer in North America • World’s largest producer of weld metal overlay services • Largest third-party supplier of safety-related nuclear equipment • Global leader in cost efficient turnkey bus systems as preferred resource for utilities in 45 countries • Preferred partner in arc-resistant Switchgear • Gold standard for custom designed enclosures and control center structures

10  Industrial Solutions (WSI and SMS Operations)  Specialty Welding and Overlays  Critical Boiler, Drum and Vessel Components  Boiler Construction and Overhauls  Structural Repair & Upgrade  Specialized Engineering Support  Corrosion/Erosion Protection  Nuclear Solutions (NLI & WSI Operations)  Largest supplier third party safety related nuclear equipment (OEM Partner)  Equipment and Component Qualification  Certification – ASME III  Stamp – N-Certificate, NS-Certificate, NPT-Certificate  Alloy 600 and Stress Corrosion Cracking Mitigation  Engineering and Equipment Solution Development  Post-Fukushima Diversified Portfolio of Businesses

11  Electrical Solutions (Legacy Electrical & Industrial Products)  High & Medium Voltage Bus Systems  Switchgear Systems  Enclosure Systems  Tubular Products  Hazardous and Specialty Lighting Systems  Galvanizing  Largest galvanizer in North America  Corrosion protection services for steel fabrication industry  Leader in quality, dependability, and service  Diversified end markets Diversified Portfolio of Businesses

12 • FY 2014 – 27th consecutive year of profitability • 10 Year CAGR – Revenues 18.6%, Net Income 30.2% • Strong balance sheet and cash flows • Superior operating margins in legacy businesses • Cash dividend Strong Financial Performance

13 • Aging U.S. energy and industrial infrastructure and required investment • Emerging North American energy independence • International demand for electricity and energy Key Long-Term Growth Drivers

14 New culture based on: • Operational excellence through 6-sigma practices and accountability • Accountability and change pushed through all layers of management • Early stages of adoption already reaping benefits • • Returns-based metrics and margin growth • More financially driven organization • RONA focus on investments • Unlocking value at recently acquired businesses (WSI & NLI) • Management changes – “right players on the field” • Emphasis on project management • Seeking higher margins through sales leverage, cost control, and selective bidding New Management Instilling New Culture

15  Expanding Energy segment operating margins through emphasis on  international growth  a revitalized sales organization  operational excellence  leveraging fixed costs through top-line growth  leveraging our strong NLI sales presence in the Nuclear sector  Growing our Galvanizing Services segment  organically  by acquisition  seeking adjacent opportunities in metal finishing  Continuing emphasis on cash flow and efficient capital deployment Focus for Fiscal 2015 AZZ has significant growth opportunities that will provide a platform for sustainable earnings growth

16 Galvanizing Services

17 Galvanizing Market Opportunity Includes Galvanized: • Steel Sheet • Tube Steel Global Galvanized Steel Market Post-Fabrication Galvanized Steel Electrical Utility Industrial Petrochemical Bridge & Highway OEM AZZ Served Markets Evaluating other metal finishing process technologies

18 Galvanizing Services Locations Application: “After-fabrication” steel corrosion protection Locations: 36 facilities in 17 states and 3 Canadian Provinces 36th facility acquired 6/30/14

19 Galvanizing Services 39% 11% 30% 8% 12% FY 2013 $337 million Electrical Utility OEM's Industrial Bridge & Highway Petrochemical 35% 12% 35% 5% 13% FY 2014 $336 million

20 Operating Margins: Galvanizing 26.1% 26.1% 26.1% 27.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Actual

21 Energy Segment

22 52% 48% 36% 13% 51% Actual FY2014 $416 million 77% 23% Energy: Revenue Mix 25% 29% 46% Actual FY2013 $234 million 31% 37% 32% Actual FY2012 $189 million 94% 6% Transmission & Distribution Industrial Power Generation Service Product B y M ar ke t B y Ty p e

23 Operating Margins: Energy 16.7% 14.2% 14.7% 11.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2011 2012 2013 2014 Actual

24 Energy Backlog ($ in Millions) Table includes acquired backlog from NLI during FY 2013 and Aquilex SRO (WSI) during the first quarter of FY 2014, and reflects ending backlog including NLI and WSI balances for all periods shown. FY 2012 Full Year FY 2013 Full Year FY 2014 Q1 FY 2014 Q2 FY 2014 Q3 FY 2014 Q4 FY 2015 Q1 FY 2015 Q2 Beginning Backlog 108.4 138.6 221.7 270.6 294.0 290.0 325.0 309.0 Acquired Backlog 88.1 51.0 Ending Backlog 138.6 221.7 270.6 294.0 290.0 325.0 309.0 329.1

Consolidated Financials

26 Consolidated Net Sales ($ in Millions) $381 $469 $571 $752.0 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2011 2012 2013 2014 2015(e) Fiscal Year Actual Projected $850- $900 est.

27 Earnings Per Share (Fully Diluted) $1.39 $1.61 $2.37 $2.32 $2.40 to $2.80 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2011 2012 2013 2014 2015(e) Fiscal Year Actual Projected

28 EBITDA Margins ($ in Millions) 11.0% 9.6% 10.4% 16.4% 16.7% 21.2% 23.7% 22.3% 21.4% 24.0% 20.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% -$5.0 $95.0 $195.0 $295.0 $395.0 $495.0 $595.0 $695.0 $795.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Fiscal Year Net Sales EBITDA EBITDA Margin

29 Cash Flow ($ in Millions) 5.00 15.00 35.00 55.00 75.00 95.00 115.00 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Fiscal Year Cash Pro. By Oper. Free Cash Flow Net Income *Free Cash Flow = (Cash Provided by Operations minus CAPEX ) and includes $12 million for the rebuild of the Joliet Galvanizing facility in Fiscal 2014 *

30 Total Bank Debt / Long Term Debt to Equity ($ in Millions) 0.98 0.60 0.37 0.32 0.16 0.32 0.00 0.53 0.44 0.88 0.81 0.63 1.08 0.00 0.20 0.40 0.60 0.80 1.00 1.20 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Fiscal Year Bank Debt Cash Debt to Equity Ratio

31 Capital Expenditures / Depreciation & Amortization ($ in Millions) $16.4 $19.8 $24.9 $43.5 $22.2 $22.6 $29.4 $43.3 $0 $10 $20 $30 $40 $50 2011 2012 2013 2014 2015 est Capital Expenditures D&A Projected CE Projected D&A * $35.0 - $40.0 $45.0 - $50.0 *Includes $12 million for the rebuild of the Joliet Galvanizing facility in Fiscal 2014.

Q & A

Appendix - Businesses

North America’s largest provider of post-fabrication galvanization Galvanizing Services OEM Industrial Bridge & Highway Agriculture 36 facilities in 17 states and 3 Canadian Provinces 34

Welding Services (WSI) Worldwide provider that develops and delivers design repairs, component upgrades and specialty maintenance services for all energy intensive industries Machine Weld Overlay Shop Services Component Replacement Remote Weld Operation 35

Boiler Construction Boiler Overhaul Component Replacement HSRG Maintenance Southeastern Mechanical Services (SMS) SMS provides qualified modifications, repairs and fabrication of boiler components and pressure parts to industries that rely on boilers and heat recovery units for steam and/or power generation 36

Nuclear Logistics Inc (NLI) A leading 3rd party supplier of critical and safety related equipment for the nuclear power industry Electrical Mechanical Instrumentation & Control Qualification & Dedication 37

Switchgear Systems PowerAisle™ metal clad and arc-resistant switchgear and relay panels provide the safe and reliable operation of electricity Renewable /Wind Utility Portable Substation Mining 38

Bus Systems Electrical bus for domestic and international utilities and industrial markets Non-Segregated Phase Bus Segregated Phase Bus Isolated Phase Bus Bus Services 600V- 38kV 15kV-69kV 600V-38kV Installation/Emergency Repair 39

High Voltage Bus Systems (HVBS) AZZ SF6 gas insulated bus provides a long distance power transmission alternative to transmission lines, high voltage cables, or GIS bus designs Vertical Underground Overhead Interconnections 40

Enclosure Systems Factory fabricated electrical enclosures safely and securely protect instrumentation and control devices across a wide variety of markets. Electrical Industrial Oil & Gas Specialty Applications 41

Hazardous and Specialty lighting for severe and harsh environments Lighting Systems Industrial Marine Lighting Food Processing/Inspection Manufacturing 42

Pup Joints and Full Length Tubing serving the Oil Country Tubular Goods Market Tubular Products Upset Pipe Thread Pipe Full Length Tubing Pup Joints 43

Reg G Tables

45 GAAP to Non-GAAP EBITDA Reconciliation FY 2004 - FY 2014 EBITDA ($000's) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Net Income 4,263 4,812 7,827 21,604 27,688 42,206 37,728 34,963 40,736 60,456 59,597 Depreciation 5,606 5,492 5,535 6,478 7,999 12,921 15,603 18,929 18,855 19,365 25,090 Amortization 125 160 184 181 200 1,607 1,823 3,237 3,740 9,999 18,214 Interest 2,407 1,637 1,689 1,495 1,495 6,170 6,838 7,731 13,939 13,043 18,407 Taxes 2,614 2,594 4,204 12,910 16,145 24,704 22,655 19,995 22,905 33,913 34,314 EBITDA 15,016 14,696 19,440 42,669 53,527 87,608 84,648 84,855 100,175 136,775 155,623

46 GAAP to Non-GAAP Free Cash Flow Reconciliation FY 2004 - FY 2014 Free Cash Flow ($000's) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Cash from Operations 14,963 6,471 12,794 6,928 38,926 60,196 82,588 42,085 64,065 92,738 107,275 Less Capital Spending 3,645 6,649 6,602 10,659 9,926 20,009 12,037 16,411 19,784 24,923 43,472 Free Cash Flow 11,318 (178) 6,192 (3,731) 29,000 40,188 70,551 25,674 44,281 67,815 63,804